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                                                                    Exhibit 10.3

                                 AMENDMENT NO. 5

                                       TO

                 THIRD AMENDED AND RESTATED ACCOUNTS RECEIVABLE
                        MANAGEMENT AND SECURITY AGREEMENT


         THIS AMENDMENT NO. 5 (this "Amendment") is entered into as of November 16, 2000, by and among TMP Worldwide Inc., a Delaware corporation ("Borrower"), GMAC COMMERCIAL CREDIT LLC as successor to BNY Financial Corporation ("GMACCC"), each of the financial institutions party thereto (GMACCC and each of such other financial institutions, collectively, the "Lenders") and GMACCC as agent for the Lenders (GMACCC in such capacity, the "Agent").

                                   BACKGROUND

         Pursuant to a Third Amended and Restated Accounts Receivable Management and Security Agreement dated as of November 5, 1998 (as the same has been or will be further amended, supplemented or otherwise modified from time to time, the "Loan Agreement") by and among Borrower, Agent and Lenders, Agent and Lenders agreed to provide Borrower with certain financial accommodations.

         Borrower has advised Lenders and Agent of its desire to amend Section
12.3 of the Loan Agreement to increase the permitted amount of Extracompany Loans and Agent and Lenders are willing to do so on the terms and conditions hereafter set forth herein.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

         2. AMENDMENT TO LOAN AGREEMENT. Subject to satisfaction of the conditions precedent set forth in SECTION 3 below, the Loan Agreement is hereby amended as follows:

                  (b) Section 12.3(d)(2) is amended by deleting the numeral "$5,000,000" and inserting "$15,000,000" in lieu thereof.

         3. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective when all of the following conditions shall have been satisfied: (i) Agent shall have received four (4) copies of this Amendment executed by Borrower and Required Lenders and consented to by Guarantors; (ii) no Incipient Event of Default or Event of Default shall have occurred and be continuing and (iii) Agent shall have received such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

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         4. REPRESENTATIONS, WARRANTIES AND COVENANTS. Borrower hereby represents, warrants and covenants as follows:

                  (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

                  (b) Upon the effectiveness of this Amendment, Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                  (c) No Event of Default or Incipient Event of Default has occurred and is continuing or would exist after giving effect to this Amendment.

                  (d) Borrower has no defense, counterclaim or offset with respect to the Loan Agreement or the Obligations.

         5. EFFECT ON THE LOAN AGREEMENT.

                  (a) Upon the effectiveness of SECTION 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

                  (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         6. GOVERNING LAW. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

         7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         8. COUNTERPARTS; FACSIMILE SIGNATURES. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. Any signature received by facsimile transmission shall be deemed an original signature hereto.

                                       2

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         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

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
                                                     TMP WORLDWIDE INC.

                                                     By: /s/ THOMAS G. COLLISON
                                                        ---------------------------------------
                                                        Name: THOMAS G. COLLISON
                                                             ----------------------------------
                                                          Title: VICE CHAIRMAN AND SECRETARY
                                                                -------------------------------


                                                     GMAC COMMERCIAL CREDIT LLC
                                                     as Agent and as Lender

                                                     By: /s/ ROBERT GREIC
                                                        ---------------------------------------
                                                        Name: ROBERT GREIC
                                                             ----------------------------------
                                                        Title: EXECUTIVE VICE PRESIDENT
                                                              ---------------------------------


                                                     DEUTSCHE FINANCIAL SERVICES
                                                     CORPORATION, as Lender

                                                     By:  /s/ PHILIP PORCHER, IX
                                                        ---------------------------------------
                                                        Name: PHILIP PORCHER, IX
                                                             ----------------------------------
                                                        Title: VICE PRESIDENT
                                                              ---------------------------------


                                                     FLEET NATIONAL BANK
                                                     as Lender

                                                     By: /s/ THOMAS J. LEVY
                                                        ---------------------------------------
                                                        Name: THOMAS J. LEVY
                                                             ----------------------------------
                                                        Title: VICE PRESIDENT
                                                              ---------------------------------


                                                     FIFTH THIRD BANK
                                                     as Lender

                                                     By: /s/ ANN PIERSON
                                                        ---------------------------------------
                                                        Name: ANN PIERSON
                                                             ----------------------------------
                                                        Title: CORPORATE BANKING OFFICER
                                                              ---------------------------------


                                                     NATIONAL BANK OF CANADA
                                                     as Lender

                                                     By: /s/ TIMOTHY SMITH
                                                        ---------------------------------------
                                                        Name: TIMOTHY SMITH
                                                             ----------------------------------
                                                        Title: VICE PRESIDENT
                                                              ---------------------------------

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                                                     GMAC COMMERCIAL CREDIT LIMITED

                                                     By: /s/ ROBERT GREIC
                                                        ---------------------------------------
                                                        Name: ROBERT GREIC
                                                             ----------------------------------
                                                        Title: EXECUTIVE VICE PRESIDENT
                                                              ---------------------------------

                                                     GMAC COMMERCIAL CREDIT CORPORATION

                                                     By: /s/ ROBERT GREIC
                                                        ---------------------------------------
                                                        Name: ROBERT GREIC
                                                             ----------------------------------
                                                        Title: EXECUTIVE VICE PRESIDENT
                                                              ---------------------------------
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CONSENTED AND AGREED TO BY EACH OF THE GUARANTORS:

TMP HOLDINGS INTERNATIONAL, INC.
TASA INCORPORATED
AUSTIN KNIGHT INC.
ONLINE CAREER CENTER MANAGEMENT, INC.
M.S.I. MARKET SUPPORT INTERNATIONAL
GENERAL DIRECTORY ADVERTISING SERVICES, INC.


By: /s/ THOMAS G. COLLISON
   --------------------------
Name: Thomas G. Collison
The Secretary of each of the
foregoing corporations